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                                                                   EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated April 6, 2000, included in Corpas Investments, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 (File No. 000-30100), and to all references to our Firm included in this registration statement.

Orlando, Florida,

May 10, 2000                           /s/ Meeks, Dorman & Company, P.A.